EXHIBIT 10.3


                            INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this "AGREEMENT") is made as of October 29, 2004 (the "AGREEMENT DATE"), by and among A-Fem Medical Corporation, a Nevada corporation (the "COMPANY"), and the individuals and entities listed on Exhibit A hereto (each an "INVESTOR").

                                   BACKGROUND

     A. The Company, the Investors and Goldman, Sachs & Co., a New York limited partnership ("GOLDMAN"), have entered into a Stock and Warrant Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith pursuant to which Goldman desires to sell to the Investors and the Investors desire to purchase from Goldman the Shares (as such term is defined in the Purchase Agreement) and Warrants (as such term is defined in the Purchase Agreement).

     B. A condition to the obligations under the Purchase Agreement is that the Company and the Investors enter into this Agreement in order to provide (i) the Investors with certain rights of first offer with respect to certain issuances by the Company of its securities and (ii) the holders of a majority of the shares of Series A Preferred Stock the right to nominate two members of the Board of Directors of the Company.

                                    AGREEMENT

     In consideration of the mutual agreements contained in this Agreement, the parties agree as follows:

     1. RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this Section 1, the Company grants to each Investor a right of first offer with respect to future sales by the Company of any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock or any other securities of the Company ("ADDITIONAL SECURITIES"). Each time the Company proposes to offer Additional Securities to any person (an "PROPOSED OFFER"), the Company shall first make an offering of such Additional Securities to each Investor in accordance with this Section 1.

          1.1 With respect to each Proposed Offer, the Company shall deliver a notice (an "OFFER NOTICE") to each Investor stating (i) the Company's bona fide intention to offer Additional Securities, (ii) the number of Additional Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Additional Securities.

          1.2 Within 15 calendar days after delivery of the Offer Notice (the "ELECTION PERIOD"), each Investor shall have the right to elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of the Additional Securities subject to such Offer Notice equal to the proportion that the number of shares of Common Stock of the Company ("COMMON STOCK") issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) (the "PRO RATA SHARE").


                                        1              INVESTOR RIGHTS AGREEMENT

          1.3 The Company shall deliver to each Investor, within 5 calendar days after the expiration of the Election Period, a notice setting forth the amount of Additional Securities to be purchased by each Investor and the percentage of such Investor's Pro Rata Share that such purchase represents (the "ELECTION RESULTS NOTICE").


          1.4 The Company may, during the 30-day period following the expiration of the Election Period, offer the remaining unsubscribed portion of the Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Additional Securities within such period, or if such agreement is not consummated within 20 days of the execution thereof, the rights provided to the Investors hereunder shall be deemed to be revived and such Additional Securities shall not be offered unless first reoffered to the Investors in accordance herewith.

          1.5 The right of first offer in this Section 1 shall not be applicable (i) to the issuance or sale of capital stock of the Company (or warrants or options therefor) to employees, consultants and directors, for compensation purposes pursuant to plans or agreements approved by the Board;
(ii) to the issuance of securities pursuant the exercise or conversion of outstanding options, warrants, notes or other rights to acquire securities of the Company; (iii) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise; and (iv) to the issuance of securities pursuant to any stock split, stock dividend or recapitalization by the Company. In addition to the foregoing, the right of first offer in this
Section 1 shall not apply with respect to any Investor and any subsequent securities issuance, if (a) at the time of such subsequent securities issuance, the Investor is not an "accredited investor," as that term is then defined in Rule 501(a) under the Securities Act of 1933, as amended, and (b) such subsequent securities issuance is otherwise being offered only to accredited investors.

     2. PURCHASE RIGHT FOR FAILURE TO EXERCISE RIGHT OF FIRST OFFER. If with respect to any Proposed Offer an Investor shall fail to purchase its entire Pro Rata Share of the Additional Securities subject to such Proposed Offer (a "NON-PARTICIPATING INVESTOR"), then, with the written consent of Investors holding at least a majority of the shares of Common Stock (assuming conversion of all convertible securities then held by the Investors) then held by all of the Investors ("DILUTED INVESTOR SHARES"), the Investors which are not Non-Participating Investors (the "PARTICIPATING INVESTORS") shall collectively have a right, exercisable within 10 business days after the Elections Result Notice to purchase from each Non-Participating Investor all of such Non-Participating Investor's Shares at a purchase price equal to the aggregate amount of the Purchase Price (as such term is defined in the Purchase Agreement) paid by such Non-Participating Investor pursuant to the Purchase Agreement. If more than one Participating Investor elects to purchase a Non-Participating Investor's Shares pursuant to the foregoing sentence, each electing Participating Investor shall each have a right to purchase a portion of such Non-Participating Investor's Shares equal to the quotient of (x) the number of Diluted Investor Shares held such electing Participating Investor divided by (y)
                                                                  ----------
the aggregate number of Diluted Investor Shares held by all electing Participating Investors, or such other allocation as may be agreed to among such electing Participating Investors.


                                        2              INVESTOR RIGHTS AGREEMENT

     3.     LOCK-UP.

          3.1 PERIOD OF LOCK-UP. Each Investor agrees that, with respect to each Proposed Offer, such Investor shall not, directly or indirectly, sell, offer to sell, contract to sell (including any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company beneficially owned by such Investor at any time during the period beginning on the date of the Offer Notice relating to such Proposed Offer and ending on (a) the date 180 days after the date of the closing of the purchase and sale of the Additional Securities which are the subject of such Proposed Offer, if such Investor is a Non-Participating Investor with respect to such Proposed Offer, or
(b) the date of the closing of the purchase and sale of Additional Securities by such Investor, if such Investor is a Participating Investor with respect to such Proposed Offer.

          3.2 STOP-TRANSFER INSTRUCTIONS. In order to enforce the covenants in Section 3.1, the Company may impose stop-transfer instructions with respect to securities of the Company held by each Investor.

          3.3 WAIVER OF LOCK-UP. The restrictions set forth in Sections 3.1 and 3.2 may be waived from time to time by Investors holding a majority of the shares of Common Stock (assuming conversion and exercise of all convertible or exercisable securities then held by the Investors and as adjusted for stock splits, stock dividends or recapitalizations) then held by the Investors

          3.4 LEGEND. Each certificate or other instrument representing securities of the Company held by each Investor may be endorsed with the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP AGREEMENT, AS SET FORTH IN THAT CERTAIN INVESTOR RIGHTS AGREEMENT ENTERED INTO BETWEEN THE ORIGINAL HOLDER OF THIS CERTIFICATE AND THE COMPANY, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. THE LOCK-UP AGREEMENT IS BINDING ON TRANSFEREES OF THIS CERTIFICATE.

     4.     SERIES A BOARD REPRESENTATIVE.

          4.1 So long as the Investors collectively hold at least 4,000,000 shares of Common Stock (assuming conversion and exercise of all convertible or exercisable securities then held by the Investors and as adjusted for stock splits, stock dividends or recapitalizations), the holders of a majority of such shares shall be entitled to designate two nominees to the Board of Directors of the Company (the "BOARD") and the Board shall nominate such designated persons for election to the Board at the next meeting of the shareholders of the Company.

          4.2 So long as the Investors collectively hold at least 2,000,000 but less than 4,000,000 shares of Common Stock (assuming conversion and exercise of all convertible or exercisable securities then held by the Investors and as adjusted for stock splits, stock dividends


                                        3              INVESTOR RIGHTS AGREEMENT
or recapitalizations), the holders of a majority of such shares shall be entitled to designate one nominee to the Board and the Board shall nominate such designated persons for election to the Board at the next meeting of the shareholders of the Company.

     5.     MISCELLANEOUS.

          5.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof). The rights of each Investor under this Agreement are only assignable by such Investor: to its partners if the Investor is a partnership; to its members if the Investor is a limited liability company; to an entity in which the Investor owns at least 50 percent of the outstanding voting securities; to any person which owns at least 50 percent of the Investor's outstanding voting securities; or to any investment fund managed by or under the control of the managing entity of the Investor or any partner or member thereof. The assignees of rights under this Agreement must agree in writing to be bound by the terms and conditions of this Agreement before the Company must give effect to the assignment or transfer.

          5.2 AMENDMENTS AND WAIVERS. Unless otherwise explicitly provided herein, any term of this Agreement may be amended or waived only with the written consent of the Company and Investors holding a majority of the shares of Common Stock (assuming conversion and exercise of all convertible or exercisable securities then held by the Investors and as adjusted for stock splits, stock dividends or recapitalizations) then held by the Investors.

          5.3 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given and served for all purposes when personally delivered, three business days after a writing is deposited in the United States mail, first class postage prepaid, or one business day after a writing is deposited with a nationally recognized overnight courier service for overnight delivery, delivery fees prepaid addressed (a) if to an Investor, to such Investor's address on file with the Company or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to the Company, at P.O. Box 2900, Wilsonville, OR 97070, Attention:
William Fleming, or such other address as the Company shall have furnished to each Investor in writing.

          5.4 SEVERABILITY. In case any provision of this Agreement shall be found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

          5.5 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Oregon, without giving effect to principles of conflicts of laws.

          5.6 COUNTERPARTS AND FACSIMILE DELIVERY. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile transmission


                                        4              INVESTOR RIGHTS AGREEMENT
shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party who requests it.

          5.7 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience or reference only and are not to be considered in construing this Agreement.

          5.8 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and they supersede, merge and render void every other prior written or oral understanding or agreement among or between the parties hereto.

          5.9 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including such reasonable fees and expenses of attorneys and accountants, which shall include all fees, costs and expenses of appeals.

          5.10 INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. Nothing contained in this Agreement, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions to be consummated pursuant to this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor represents that it has been represented by its own separate legal counsel in its review and negotiation of this Agreement. For reasons of administrative convenience only, the Investors acknowledge and agree that they and their respective counsel have chosen to communicate with Company and Company's counsel through Bingham McCutchen LLP ("Bingham"), but neither Bingham nor Company's counsel represent
                -------
any of the Investors with respect to this Agreement and the transactions contemplated hereby, except that Bingham represents Sherbrooke Partners, LLC and Mark Capital, LLC.

          5.11     CONSTRUCTION.

               (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.


                                        5              INVESTOR RIGHTS AGREEMENT

               (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

               (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          5.12 TERMINATION. This Agreement shall terminate and be of no further force or effect on the date that the Investors collectively beneficially own fewer than 1,000,000 shares of Common Stock (assuming full conversion and exercise of all convertible or exercisable securities).

      [Balance of page intentionally left blank. Signature page follows.]


                                        6              INVESTOR RIGHTS AGREEMENT

     The parties have executed this Investor Rights Agreement as of the date first above written.

A-FEM MEDICAL CORPORATION              DAVID AND MARILYN BALK JTWROS

By:
   ----------------------------------     ----------------------------------
                                          David Balk

Name:
     --------------------------------     ----------------------------------
                                          Marilyn Balk

Its:
    ---------------------------------

SHERBROOKE PARTNERS, LLC               MARK CAPITAL, LLC

By:                                    By:
   ----------------------------------     ----------------------------------
      Matthew Balk, Managing Member          Evan Levine, Managing Member

-------------------------------------  -------------------------------------
MATTHEW BALK CUST FOR DAVID BALK       MATTHEW BALK CUST FOR DANIEL BALK

-------------------------------------  -------------------------------------
EVAN LEVINE CUST FOR NATHANIEL LEVINE  EVAN LEVINE CUST FOR ALEXANDER LEVINE

-------------------------------------  -------------------------------------
RICHARD MELNICK                        JOAN ROBBINS

-------------------------------------  -------------------------------------
JONATHAN BALK                          ERIC SINGER

-------------------------------------  -------------------------------------
EVAN LEVINE FBO JULIA SELENKO          EVAN LEVINE FBO MAX SELENKO

-------------------------------------  -------------------------------------
EVAN LEVINE FBO KEIRA MEZEI            EVAN LEVINE FBO REECE MEZEI

-------------------------------------  -------------------------------------
CRAIG PIERSON                          ETHAN BALK

-------------------------------------  -------------------------------------
MICHAEL KOOPER                         BRIAN CORDAY

CGA RESOURCES, LLC                     ROBERT J. & SANDRA S. NEBORSKY JTWROS

By:
   ----------------------------------     ----------------------------------
    Cass Gunther Adelman, Sole Member     Robert J. Neborsky

                                          ----------------------------------
                                          Sandra S. Neborsky

-------------------------------------
MICHAEL LOWE


                 SIGNATURE PAGE TO THE INVESTOR RIGHTS AGREEMENT

                EXHIBIT A SCHEDULE OF INVESTORS


-----------------------------------------------------------
             Investor                   Shares    Warrants
-----------------------------------------------------------
-----------------------------------------------------------
Mark Capital, LLC                      1,750,000    642,006
-----------------------------------------------------------
Sherbrooke Partners, LLC               1,750,000    462,006
-----------------------------------------------------------
CGA Resources, LLC                       700,000    100,000
-----------------------------------------------------------
Richard Melnick                          375,000          0
-----------------------------------------------------------
Matthew Balk cust for Daniel Balk        300,000          0
-----------------------------------------------------------
Matthew Balk cust for David Balk         300,000          0
-----------------------------------------------------------
David and Marilyn Balk JTWROS            275,000          0
-----------------------------------------------------------
Jonathan Balk                            250,000          0
-----------------------------------------------------------
Evan Levine cust for Nathaniel Levine    250,000          0
-----------------------------------------------------------
Evan Levine cust for Alexander Levine    250,000          0
-----------------------------------------------------------
Michael Lowe                             200,000          0
-----------------------------------------------------------
Robert J. & Sandra S. Neborsky JTWROS    200,000          0
-----------------------------------------------------------
Brian Corday                             200,000          0
-----------------------------------------------------------
Craig Pierson                            200,000          0
-----------------------------------------------------------
Eric Singer                              192,135          0
-----------------------------------------------------------
Joan Robbins                             100,000          0
-----------------------------------------------------------
Ethan Balk                               100,000          0
-----------------------------------------------------------
Evan Levine FBO Julia Selenko             25,000          0
-----------------------------------------------------------
Evan Levine FBO Max Selenko               25,000          0
-----------------------------------------------------------
Evan Levine FBO Keira Mezei               25,000          0
-----------------------------------------------------------
Evan Levine FBO Reece Mezei               25,000          0
-----------------------------------------------------------

                                       7,492,135  1,204,012
                                       =========  =========